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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): November 5, 2003


                       AMERIQUEST MORTGAGE SECURITIES INC.

            (as depositor under the Pooling and Servicing Agreement,
           dated as of November 1, 2003, providing for the issuance of
             Asset-Backed Pass-Through Certificates, Series 2003-11)


                       Ameriquest Mortgage Securities Inc.
                       -----------------------------------
             (Exact name of registrant as specified in its charter)
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           Delaware                  333-105982           33-0885129
(State or Other Jurisdiction        (Commission           (I.R.S. Employer
of Incorporation)                   File Number)          Identification Number)

1100 Town & Country Road, Suite 1100
Orange, California                                              92868
------------------                                              -----
(Address of Principal Executive Offices)                      (Zip Code)


Registrant's telephone number, including area code:  (714) 564-0660


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


                                       -2-

Item 2. Acquisition or Disposition of Assets
        ------------------------------------

Description of the Certificates and the Mortgage Pool

                  On November 12, 2003, a series of certificates, entitled Ameriquest Mortgage Securities Inc. Asset-Backed Pass-Through Certificates, Series 2003-11 (the "Certificates"), were issued pursuant to a pooling and servicing agreement, dated as of November 1, 2003 (the "Agreement"), attached hereto as Exhibit 4.1, among Ameriquest Mortgage Securities Inc. as depositor (the "Depositor"), Ameriquest Mortgage Company ("Ameriquest") as master servicer (the "Master Servicer") and Deutsche Bank National Trust Company as trustee (the "Trustee"). The Certificates consist of twenty-two classes of certificates (collectively, the "Certificates"), designated as the Class AV-1 Certificates, Class AV-2 Certificates, Class AV-3 Certificates, Class AV-4 Certificates, Class AF-1 Certificates, Class AF-2 Certificates, Class AF-3 Certificates, Class AF-4 Certificates, Class AF-5 Certificates, Class AF-6 Certificates, Class M-1 Certificates, Class M-2 Certificates, Class M-3 Certificates, Class M-3A Certificates, Class M-3B Certificates, Class M-4A Certificates, Class M-4B Certificates, Class M-5 Certificates, Class M-6 Certificates, Class CE Certificates, Class P Certificates and Class R Certificates, collectively, the "Certificates." The Certificates evidence in the aggregate the entire beneficial ownership interest in a trust fund (the "Trust Fund"), consisting of a pool of mortgage loans (the "Mortgage Pool'") of conventional, one- to four- family, adjustable-rate and fixed rate, first lien mortgage loans having original terms to maturity up to 30 years (the "Mortgage Loans"). The Mortgage Pool consist of Mortgage Loans having an aggregate principal balance of $1,433,339,759.35 as of November 1, 2003 (the "Cut-off Date"). The Mortgage Loans were purchased pursuant to (i) the Mortgage Loan Purchase Agreement, dated November 10, 2003, between Ameriquest and the Depositor (the "Mortgage Loan Purchase Agreement"). The Class AV-1 Certificates, Class AV-2 Certificates, Class AV-3 Certificates, Class AV-4 Certificates, Class AF-1 Certificates, Class AF-2 Certificates, Class AF-3 Certificates, Class AF-4 Certificates, Class AF-5 Certificates, Class AF-6 Certificates, Class M-1 Certificates, Class M-2 Certificates, Class M-3 Certificates, Class M-3A Certificates, Class M-3B Certificates, Class M-4A Certificates, Class M-4B Certificates, Class M-5 Certificates and approximately 92.11% of the Class M-6 Certificates were sold by the Depositor to Banc of America Securities LLC (the "Representative"), pursuant to an Underwriting Agreement, dated November 10, 2003 (the "Underwriting Agreement") among the Depositor, Ameriquest, Greenwich Capital Markets, Inc. and the Representative.

         The Certificates have the following initial Certificate Balances and Pass-Through Rates:


                    INITIAL CERTIFICATE     PASS-THROUGH                       INITIAL CERTIFICATE     PASS-THROUGH
      CLASS         PRINCIPAL BALANCE(1)        RATE              CLASS        PRINCIPAL BALANCE(1)        RATE
------------------ ---------------------------------------- ----------------- ----------------------------------------
 AV-1............. $1,028,138,000           Variable(2)      M-1.............     $112,100,000          Variable(2)
 AV-2............. $  150,000,000           Variable(2)      M-2.............     $ 85,500,000          Variable(2)
 AV-3............. $  159,523,000           Variable(2)      M-3.............     $ 10,000,000          Variable(2)
 AV-4............. $   68,335,000           Variable(2)      M-3A............     $ 10,175,000          Variable(2)
 AF-1............. $   46,155,000           Variable(2)      M-3B............     $  8,325,000          Variable(2)
 AF-2............. $   36,693,000            3.030%(3)       M-4A............     $ 10,450,000          Variable(2)
 AF-3............. $   25,241,000            3.640%(3)       M-4B............     $  8,550,000          Variable(2)
 AF-4............. $   28,949,000            5.070%(3)       M-5.............     $ 19,000,000          Variable(2)
 AF-5............. $   17,605,000            5.920%(4)       M-6.............     $ 22,800,000          Variable(2)
 AF-6............. $   21,111,000            5.140%(4)

___________________
(1) Approximate.
(2) The pass-through rate on this Class of Certificates is generally based on one-month LIBOR plus an applicable margin, subject to a rate cap and, except in the case of the Class AF-1 Certificates, subject to increase, as described in the prospectus supplement.
(3) Subject to a rate cap as described in the prospectus supplement.
(4) Subject to increase and subject to a rate cap, as described in the prospectus supplement.

The Certificates, other than the Class CE Certificates, the Class P Certificates and the Class R Certificates, and the Mortgage Loans are more particularly described in the Prospectus Supplement, dated November 10, 2003 (the "Prospectus Supplement"), and the Prospectus, dated August 4, 2003, as previously filed with the Securities and Exchange Commission pursuant to Rule 424(b). The Class CE Certificates, the Class P Certificates and the Class R Certificates have not been and will not be publicly offered by the Depositor. Capitalized terms used but not otherwise defined herein shall have the meanings assigned to them in the Prospectus Supplement.




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                                       -4-


Item 7.  Financial Statements and Exhibits
         ---------------------------------

         (a) Not applicable

         (b) Not applicable

         (c) Exhibits

         Exhibit No.                                                   Description
         -----------                                                   -----------
              4.1                           Pooling and Servicing Agreement, dated as of November 1,
                                            2003, by and among Ameriquest Mortgage Securities Inc. as
                                            Depositor, Ameriquest Mortgage Company as Master
                                            Servicer and Deutsche Bank National Trust Company as
                                            Trustee relating to the Series 2003-11 Certificates.

                                   SIGNATURES

              Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: December 16, 2003


                                                           AMERIQUEST MORTGAGE
                                                           SECURITIES INC.


                                                           By: /s/ Jule J. Keen
                                                               -----------------
                                                           Name:   Jule J. Keen
                                                           Title:  EVP

                                                 Index to Exhibits
                                                 -----------------




                                                                                                 Sequentially
     Exhibit No.                                 Description                                    Numbered Page
     -----------                                 -----------                                    -------------
         4.1           Pooling and Servicing Agreement, dated as of                                   7
                       November 1, 2003, by and among Ameriquest
                       Mortgage Securities Inc. as Depositor, Ameriquest
                       Mortgage Company as Master Servicer and Deutsche
                       Bank National Trust Company as Trustee relating to
                       the Series 2003-11 Certificates.

                                   Exhibit 4.1